UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) November 23, 2012

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

          N8 W22577 Johnson Drive, Waukesha, Wisconsin  53186
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (262) 522-8509



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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

COMPANY FILES ITS REPLY MEMORIAL IN SUPPORT OF ITS APPLICATION FOR
ANNULMENT

On November 23, 2012, the Company submitted its Reply Memorial in Support of its Application for Annulment ("Reply Memorial") to the International Centre for Settlement of Investment Disputes ("ICSID"). The Reply Memorial was due under the schedule set by the three-member panel ad hoc Committee that ICSID assigned to hear the Application for Annulment submitted by the Company and its affiliate on July 11, 2011. A full text of the November 23, 2012 Reply Memorial will be posted on the Company's website (www.commercegroupcorp.com).

Under the current scheduling, El Salvador's Rejoinder is due on December 28, 2012. A hearing on the Application for Annulment has been scheduled for February 11-12, 2013. On October 25, 2012, ICSID issued another "call for funds" requiring the Company to advance another $150,000 toward the cost of the annulment proceedings.

For additional information about the Company's claims against the Government of El Salvador, reference is made to the Company's 8-Ks that were filed with the Securities and Exchange Commission on March 18, 2009, July 2, 2009, July 2, 2010, August 19, 2010, September 17, 2010, March
15, 2011, July 14, 2011, November 21, 2011, December 20, 2011, June 22,
2012, July 16, 2012, July 24, 2012 and October 23, 2012.

FORWARD-LOOKING STATEMENTS

Certain statements in this release, and other written or oral statements made by the Company, including the use of the words "expect," "anticipate," "estimate," "project," "forecast," "outlook," "target," "objective," "plan," "goal," "pursue," "on track," and similar expressions, are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements of the Company to be different from those expressed or implied. The Company assumes no obligation and does not intend to update these forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: competitive and general economic conditions, adverse effects of litigation, the timely development and acceptance of services, significant changes in the competitive environment, the failure to generate or the loss of significant numbers of customers, the loss of senior management, increased government regulation or the Company's failure to integrate its acquired companies to achieve the synergies and efficiencies described in the "Management's Discussion and Analysis" section of the Company's Form 10-K and other reports and filings with the Securities and Exchange Commission (SEC), which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMERCE GROUP CORP.
                                  (Registrant)

                                  /s/ Edward A. Machulak
Date:  November 29, 2012          _______________________________________
                                 By:  Edward A. Machulak, President